UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2007 (February 27, 2007)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 8.01. Other Events
On February 27, 2007, Par Pharmaceutical Companies, Inc. (the “Company”) issued a press release that it has returned marketing rights to Difimicin, an investigational drug to treat Clostridium difficile-associated diarrhea (CDAD), to Optimer Pharmaceuticals, Inc. (“Optimer”), a biotechnology company. The Company and Optimer had entered into a joint development and collaboration agreement with respect to this drug in May 2005, and subsequently amended the agreement on January 19, 2007. Optimer will continue to develop Difimicin, which is expected to enter Phase III clinical trials in March. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In connection with the returned marketing rights, the Company received $20 million from Optimer and will also receive a $5 million milestone payment upon the earliest to occur of either the successful completion by Optimer of a Phase III study, the grant by Optimer of marketing and sales rights to a third party, or the submission to the US FDA of a new drug application for a product subject to the collaboration agreement. Additionally, the Company will receive royalty payments for a period of seven years assuming successful commercialization of the drug. The Company continues to hold approximately 1.26 million shares of Optimer common stock.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 21, 2007.
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated as of: March 2, 2007

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Name:	Thomas Haughey
Title:	Executive Vice President — General Counsel

EXHIBIT INDEX
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 21, 2007